SUPPLEMENT TO THE FIDELITY DESTINY PORTFOLIOS: DESTINY I AND DESTINY
II
NOVEMBER 19, 1998 PROSPECTUS

       ADDITION OF CLASS N SHARES TO    THE DESTINY PORTFOLIOS:
DESTINY I     AND DESTINY II.    The original class of shares (Class
O) of the funds is offered through the funds' November 19, 1998 Prospectus and Statement of Additional Information. An additional class of shares (Class N) of the funds is offered through a separate Prospectus and Statement of Additional Information dated April 26, 1999.

   The following information supplements the information found under the heading "Who May Want to Invest" in the "Key Facts" section on page F-3.

   The funds are composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio. Class N shares (the new class of shares for each fund) are offered at net asset value and are subject to a Distribution and Service Fee (12b-1 fee), while Class O shares (the original class of shares for each fund) are offered at net asset value and are not subject to a 12b-1 fee. In addition, Class N shares are subject to higher transfer agent fees than Class O shares. The 12b-1 fee of Class N is 0.25% of Class N's assets and the transfer agent fee is limited to no more than 0.63% of Class N's assets. You may obtain more information about Class N shares, which are not offered through this prospectus, from your Plan Sponsor or by calling Fidelity Distributors Corporation at 1-800-433-0734.

   The following information supplements the similar information found under the heading "Charter" in the "Funds in Detail" section on page F-10.

   Separate votes are taken by each class of shares, fund, or trust, if a matter affects just that class of shares, fund, or trust, respectively.

   The following information replaces the similar information found under the heading "Transaction Details" in the "Shareholder and Account Policies" section beginning on page F-20.

       A CLASS'S NAV    is the value of a single share. The NAV of
each class is computed by adding that class's pro rata share of the value of the applicable fund's investments, cash, and other assets, subtracting that class's pro rata share of the value of the applicable fund's liabilities, subtracting the liabilities allocated to that class, and dividing the result by the number of shares of that class outstanding.

   The following information supplements the information found under the heading "Exchange Restrictions" in the "Shareholder and Account Policies" section beginning on page F-20.

   Shareholders of Class O shares may not exchange shares of Class O for Class N shares.

SHAREHOLDER MEETING. On or about June 16, 1999, a meeting of the shareholders of Fidelity Destiny Portfolios: Destiny I and Destiny II will be held to approve various proposals, including a proposal to amend each fund's management contract. Shareholders of record on April 19, 1999 are entitled to vote at the meeting. The proposed management contract amendments include a proposal to eliminate the current performance adjustment component of the management fee Fidelity Management & Research Company (FMR) receives from each fund for managing its investments and business affairs under each fund's existing management contract. The proposed management contract also modifies the management fee to provide for lower fees when FMR's assets under management exceed certain levels, and allows FMR and the trust, on behalf of the funds, to modify the management contract subject to the requirements of the Investment Company Act of 1940.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-225-5270 to request a free copy of the proxy statement.